JAMES LONG-SHORT FUND
Ticker: JAZZX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated November 1, 2016, are incorporated by reference into this Summary Prospectus. For a free paper or electronic copy of the Fund’s prospectus and other information, go to http://www.jamesfunds.com/forms-prospectus.php, call 1-800-99-JAMES (1-800-995-2637), email a request to Info@jamesfunds.com or ask any financial intermediary who offers shares of the Fund.

2	JAMES LONG-SHORT FUND
Ticker: JAZZX

INVESTMENT OBJECTIVE
James Long-Short Fund (the “Fund”) seeks to provide long-term capital appreciation.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.25%
Distribution (12b-1) Fees	0.25%
Other Expenses
Dividend Expenses on Short Sales	0.25%
Interest Expense	0.00%
Remainder of Other Expenses	0.75%
Total Other Expenses	1.00%
Acquired Fund Fees and Expenses[1]	0.03%
Total Annual Fund Operating Expenses	2.53%

[1]	Acquired Fund Fees and Expenses are not included as expenses in the Ratio of Net Expenses to Average Net Assets found in the “Financial Highlights” section of this prospectus.

EXAMPLE
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
James Long-Short Fund	$256	$787	$1,345	$2,861

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  A higher turnover may also result in more income taxes for a shareholder when Fund shares are held in a taxable account.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.  The portfolio turnover of the Fund may vary considerably from year to year.  From time to time, the Fund’s portfolio turnover rate may be relatively high, as compared to other mutual funds, and the Fund currently anticipates the rate may exceed 100% percent in the near future.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in foreign and domestic equity securities (“long positions”) that the Adviser believes are undervalued and more likely to appreciate, and sells short equity securities (“short positions”) that the Adviser believes are overvalued and more likely to depreciate.  The Fund also may take long positions in domestic and foreign fixed income securities that the Adviser believes are more likely to appreciate in the interest rate and spread environment anticipated by the Adviser, and short positions in fixed income securities that the Adviser believes are more likely to depreciate in the interest rate and spread environment anticipated by the Adviser.  The Fund seeks to achieve positive returns on both the long positions and short positions that it takes in various securities. A short sale involves the Fund selling a security that it does not own, borrowing the same security from a broker or other institution to complete the sale, and buying the same security at a later date to repay the lender.  If the price of the security declines before the Fund buys the security to repay the lender, the Fund makes a profit.  If the price increases, the Fund will incur a loss because it will have to replace the borrowed  security by purchasing it at a higher price.  The Fund may at any time have either a net long exposure or a net short exposure to the markets, and the long-short exposure will vary over time based on the Adviser’s assessment of market conditions and other factors.  For example, if the Adviser is “bullish” on the markets, the portion of the Fund’s assets allocated to long positions will likely increase; or if the Adviser is “bearish” on the markets, the portion of the Fund’s assets allocated to short positions will likely increase.  At times, the Fund may employ a strategy known as 130/30.  This means that it may maintain 100% net long exposure by investing 130% of its net assets in long positions and 30% of its net assets in short positions.  The Fund will only use this strategy when its risk indicators favor doing so.  At any one time, the Fund can have up to 100% of its total assets (including any borrowings) invested in long positions or short positions.

Summary Prospectus ■ November 1, 2016	3

Equity securities that the Fund will principally invest in are common stocks, preferred stocks and real estate investment trusts (“REITs”), as well as exchange traded funds (“ETFs”) that invest primarily in equity securities and exchange traded notes (“ETNs”) whose returns are linked to an equity index. Fixed income securities that the Fund will principally invest in are corporate bonds, notes, high yield bonds, municipal securities, U.S. government securities and sovereign and supranational securities, as well as ETFs that invest primarily in such securities and ETNs whose returns are linked to fixed income indexes, currencies or interest rates.  The Fund may take long and short positions in fixed income securities of any maturity or credit quality.  A significant portion of the Fund’s long and short equity positions may be invested in smaller capitalization securities.

When the Adviser believes market conditions are appropriate, the Fund may borrow money from banks to make additional portfolio investments.  These loans may be structured as secured or unsecured loans, and may have fixed or variable interest rates.  The Fund may borrow an amount equal to as much as one-third of the value of its total assets (which includes the amount borrowed). The Fund will only engage in borrowing when the Adviser believes the return from the additional investments will be greater than the costs associated with the borrowing.

In seeking to achieve its principal investment strategies, the Fund will engage in trading of portfolio securities that will likely result in a high portfolio turnover rate.  A high portfolio turnover rate can result in increased brokerage commission costs and may expose taxable shareholders to potentially larger current income tax liability.  These costs, which are not reflected in annual fund operating expenses, affect the Fund’s performance.

PRINCIPAL RISKS
All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective.  An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  You may lose money by investing in the Fund. Below are the main risks of investing in the Fund.

Borrowing Risk:Borrowing magnifies the potential for gain or loss of the Fund, and therefore increases the possibility of a fluctuation in the Fund’s net asset value (“NAV”).  This is the speculative factor known as leverage.  Because the Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund’s NAV may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value.  Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

Exchange Traded Fund Risk:An ETF may trade at a discount to its net asset value.  Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses.  The Fund will also incur brokerage costs when it purchases shares of ETFs.  In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques.  To the extent that the Fund invests in ETFs that invest in commodities, the demand and supply of these commodities may fluctuate widely.  Commodity ETFs may use derivatives, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

4	JAMES LONG-SHORT FUND
Ticker: JAZZX

Exchange Traded Note Risk:ETNs are synthetic securities, typically unsecured, with returns linked to the performance of a market index.  An ETN does not own the underlying index it is tracking, and thus the Fund will have no claim on the index and will be totally reliant on the counterparty for payment. ETNs are subject to credit risk of the counterparty, and the value of an ETN will vary and will be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets to which its payments are linked, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events.  The Fund will bear its proportionate share of any fees and expenses borne by the ETN.

Equity Market Risk:Overall stock market risks may affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.  When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Fixed Income Risk:The Fund invests in fixed income securities.  These securities will increase or decrease in value based on changes in interest rates.  If rates increase, the value of the Fund’s fixed income securities generally will decline, and those securities with longer terms generally will decline more.  Your investment will decline in value if the value of the Fund’s investments decreases. Investors should be aware that fixed income yields at or close to historic lows present enhanced price risk should interest rates rise considerably from these low levels.  Price volatility at low yields is greater than investors may be used to when interest rates are at levels considered normal in an historical sense.  There is a risk that issuers and counterparties will not make payments on fixed income securities and repurchase agreements held by the Fund.  Such defaults could result in losses to the Fund.  Securities with lower credit quality have a greater risk of default.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and of shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Recent financial trends and regulatory changes have created a fixed income market with lower dealer capacity relative to the asset size of some fixed income markets.  This may lead to increased trading costs, decreased liquidity and greater market volatility for some fixed income assets in general, especially lower quality bonds.  The Funds do not generally buy non-investment grade bonds.

Foreign Investment Risk:Foreign investing involves risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country.  In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets.  Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws and potential difficulties in enforcing contractual obligations.  Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular.  Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.  This Fund may hold a significant percentage of its assets in foreign securities, including global shares, ADRs and ETFs that hold such securities.  This will make portfolio returns more correlated to fluctuations in the U.S. dollar versus foreign currencies and to geopolitical events outside of the United States.  Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the “EU”), create risks for investing in the EU.  In June 2016, the United Kingdom (the “UK”) held a referendum resulting in a vote in favor of the exit of the UK from the EU (known as “Brexit”).  The current uncertainty and related future developments could have a negative impact on both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets.

High Yield Securities Risk:  The Fund may be subject to greater levels of price volatility as a result of investing in high yield securities and unrated securities of similar credit quality (commonly known as junk bonds) than funds that do not invest in such securities.  Such bonds are considered to be predominately speculative because of the issuer’s lower ability to make principal and interest payments.  An economic downturn, a period of rising interest rates or increased price volatility could adversely affect the market for these securities, and reduce the number of buyers should the Fund need to sell these securities (liquidity risk).  Should an issuer declare bankruptcy, there  may be potential for partial recovery of the value of the bonds, but the Fund could also lose its entire investment.

Summary Prospectus ■ November 1, 2016	5

Management Risk:The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect. The Fund may experience losses regardless of the overall performance of the markets.

Municipal Securities Risk:The power or ability of an issuer to make principal and interest payments on municipal securities may be materially adversely affected by economic conditions, litigation or other factors.  The Fund’s right to receive principal and interest payments may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, as wells as laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal and/or interest or imposing other constraints upon the enforcement of such obligations.  In addition, substantial changes in federal income tax laws could cause municipal security prices to decline because the demand for municipal securities is strongly influenced by the value of tax exempt income to investors.

Portfolio Turnover Risk:As a result of the Fund’s 130/30 strategy, described above in the Principal Investment Strategies, the Fund’s portfolio turnover rate may vary significantly from year to year. From time to time, the Fund’s portfolio turnover rate and may significantly exceed 100%.  A high portfolio turnover rate can result in increased brokerage commission costs and may expose taxable shareholders to potentially larger current income tax liability.  Industry practice is to calculate the turnover ratio only on the Fund’s long portfolio.  If short positions were also included in this calculation, the Fund’s turnover ratio would likely be higher.

REIT Risk:To the extent that the Fund invests in companies that invest in real estate, such as REITs, the Fund may be subject to risk associated with the real estate market as a whole, such as taxation, regulations, and economic and political factors that negatively impact the real estate market, and with direct ownership of real estate, such as decreases in real estate values, overbuilding, environmental liabilities and increases in operating costs, interest rates and/or property taxes.

Sector Risk:Equity securities within the same group of industries may decline in price due to sector-specific market or economic developments.  If the Adviser invests a significant portion of the Fund’s assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment.  This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not concentrate in a particular sector.

Short Selling Risk:The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security.  In addition, a lender may request that securities sold short be returned to the lender on short notice, in which case the Fund may have to buy the securities sold short at an unfavorable price.  If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss.  The Fund’s losses are potentially unlimited in a short sale transaction.  Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.

Small Cap and Micro Cap Company Risk: Smaller capitalization companies may experience higher failure rates than do larger capitalization companies.  In addition, smaller companies may be more vulnerable to economic, market and industry changes.  As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.  Such companies may have limited product lines, markets or financial resources and may lack management depth.  The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies.  These risks are enhanced for micro cap securities.  Many micro cap companies tend to be new and have no proven track record.  Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market.  The prices of micro cap securities generally are even more volatile and their markets less liquid than other small or mid cap securities.  Because micro cap stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock.

6	JAMES LONG-SHORT FUND
Ticker: JAZZX

Sovereign Debt Risk:  The Fund may invest in sovereign and supranational debt obligations. Investment in sovereign and supranational debt obligations involves special risks not present in foreign corporate debt obligations.  The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign and supranational debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations.

PERFORMANCE
The bar chart and performance table below illustrate the variability of the returns of the Fund, which provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund for one year and since inception and by showing how the average annual total returns of the Fund over time compare with the returns of a broad-based securities market index.  Of course, the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by visiting www.jamesfunds.com or by calling 1-800-99-JAMES (1-800-995-2637).

Annual Total Return (Years ended December 31):

Best Quarter	1st Quarter 2013	12.17%
Worst Quarter	2nd Quarter 2015	-6.69%

The Fund’s year-to-date return as of September 30, 2016 was 1.66%.

Average Annual Total Returns (as of December 31, 2015)

James Long-Short Fund	One Year	Since Inception (May 23, 2011)
Return Before Taxes	-4.88%	6.42%
Return after Taxes on Distributions	-4.88%	6.40%
Return after Taxes on Distributions and Sale of Fund Shares	-2.76%	5.02%
S&P 500® Index
(reflects no deduction for fees, expenses or taxes)	1.38%	12.39%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown.  The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Summary Prospectus ■ November 1, 2016	7

PORTFOLIO MANAGEMENT
James Investment Research, Inc. (the “Adviser”) is the investment adviser to the Fund.  The Fund is managed by an investment committee of the Adviser consisting of the following nine members:

Dr. Frank James, PhD Senior Advisor Since 2016	Barry James, CFA, CIC Portfolio Manager Since 2011	Ann M. Shaw, CFP Portfolio Manager Since 2011	Thomas L. Mangan Portfolio Manager Since 2011
David W. James, CFA Portfolio Manager Since 2011	R. Brian Culpepper Portfolio Manager Since 2011	Brian Shepardson, CFA, CIC Portfolio Manager Since 2011	Trent D. Dysert, CFA Portfolio Manager Since 2014
Matthew G. Watson, CFA, CPA Portfolio Manager Since 2014

BUYING AND SELLING FUND SHARES

Minimum Initial Investment	Minimum Additional Investment
$2,000	None
$500 (tax-deferred accounts)

You can buy and redeem shares of the Fund on any day the NYSE is open for business by calling 1-800-99-JAMES (1-800-995-2637); by writing to The James Advantage Funds, P.O. Box 786, Denver, CO 80201; via overnight mail at 1290 Broadway, Suite 1100, Denver, CO 80203; via the Fund’s website at www.jamesfunds.com; through a financial intermediary that has established an agreement with the Fund’s distributor; or if you are a client of the Adviser.

DIVIDENDS, CAPITAL GAINS AND TAXES
A Fund’s distributions may be taxable as ordinary income or capital gains, or, in some cases, qualified dividend income subject to tax at maximum federal rates that apply to long-term capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.  Subsequent withdrawals from such a tax-advantaged investment plan may be subject to federal income tax.

POTENTIAL CONFLICTS OF INTEREST
If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.